Tenancy Agreement
租約

租約編號: NCB 27B1

An agreement made the ____ day of ____ between the Landlord and the Tenant as more particularly described in schedule I.

此合約由業主及租客 (雙方資料詳列於附表一) 於____年____月____日訂立。

2025-02-25

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows:

業主及租客雙方以詳列於附表一的租期及租金分別同意租出及租入詳列於附表一的物業，並同意遵守及履行下列條款：

(1) The Tenant shall pay to the Landlord the Rent in advance on the 1st day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rend and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recorverable in full by the Landlord.
租客須於租期內每個月份第01天繳付指定的租金予業主. 倘租客於應繳付租金之日圯計的七天內仍未清付該租金, 則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項, 業主將有權向租客一併追討所欠款項全數.

(2) The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld and the Tenant shall reinstate remove or do away with all alterations fixtures or additions that the Tenant has made to the Premises before delivering up the Premises to the Landlord. The Landlord has the absolute right to determine whether the tenant needs to reinstate the Premises as the original condition as "Premises' Condition" or to keep the premises as the existing condition on the expiration or sooner.

租客在沒有業主書面同意前, 不得對該物業作任何改動及 / 或加建. 惟業主不得無理拒絕給予租客有關的同意書.租客須在租約期滿或終止時將該物業還原如"交樓狀況" 的裝修狀態下交吉交回業主, 唯業主可最後決定租客是否須要還原或保留現有裝修之權利.

(3) The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓, 轉租或分租該物業或其任何部份或將該物業或其他任何部分的佔用權讓予任何其他人等. 此租約權益將為租客個人擁有.

(4) The Landlord shall handover the Premises to the Tenant with the "Premises' Condition" on the Lease Commencement Date.
業主於租約生效日以 "交樓狀況" 交樓予租客.

(5) The Landlord and The Tenant agree that the repairs and maintenance of the central air-conditioning equipment shall be responsible by the Tenant.
業主及租客同意,租客負責日後該單位內冷氣設備之維修及保養.

(6) The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.

租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款. 租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款.

(7) The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的水費, 電費, 煤氣費, 電話費及其他類似的雜費等.

(8) The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內的維修狀態良好 (自然損耗及因固有的缺陷所產生的損壞除外) 並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主.

(9) Before the expiration of the Lease Term whether the Tenant wants to renew the lease or not the Tenant shall give not less than two months prior written notice to the Landlord.
租約期滿前,租客如有意繼續租賃或退租需於兩個月之前以書面通知業主.

(10) The Tenant shall pay to the Landnlord the Security Deposit set out in **Schedule I** for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest with 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rend and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Prmises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

租客須交予業主保証金(金額如附表一所例) 作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金. 若租客在租期內並無干犯此合約內任何條款, 則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準)30天內無息退還該保証金予租客. 但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天 (無論有否以法律行動追討) 或若租客違反此合約內任何條款, 業主可合法收回該物業而此租約將立即被終止; 業主可從保証金內扣除因租客違約而令業主所受的損失, 而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利.

(11) Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.

若租客按時清繳租金和雜費及沒有干犯此合約內任何條款, 則業主不得在租約期內干擾租客享用該物業.

(12) The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.

業主須保養及適當維修該物業內各主要結構部分 (包括主要的排污渠, 喉管和電線). 唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當.

(13) The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅.

(14) The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責屬此合約一式兩份的印花稅一半費用.

(15) The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in **Schedule II** (if any).
業主及租客雙方同意遵守附表二內的附加條款 (如有的話).

(16) If there is any conflict between the English version and the Chinese version in this Agreement, the Chinese version shall prevail.

此合約內的英文文本與中文文本有差異, 將以中文文本為準.

(附加條款-擔保人)：

(1) 如租客為有限公司，則其公司之董事需無條件及不能撤銷地保證租客將會依本合約之條款履行租約，並同意:-

(a). 如租客不依約繳付租金，公司董事會或 [redacted] No. [redacted] 均會按業主之書面要求即時代租客繳付租金；

(b). 如租客不依本合約之條款而引致業主蒙受任何損失，公司董事會或 [redacted] ID No. [redacted] 會彌償業主因此而招致之一切損失.

(2) 如租客為私人名租用，租客不依約繳付租金，則租用人作擔保人，會按業主之書面要求即時代租客繳付租金；及擔保租客所有擔保義務得到履行租約及彌償業主因此而招致之一切損失.

擔保人:

姓名: Chan Hon Yui SKY

香港身份證號碼：[redacted]

Received the Security Deposit of HK$61,620.00 by the Landlord

業主收到租客所交的保証金

港幣61,620.00

Received ____ key(s) / Card (s) of the Premises by the Tenant

租客接收業主所交屬該物業的鎖匙/卡

共 ______ 條/張

Landlord (業主)：

For and on behalf of
EASYWELL LIMITED
怡偉有限公司

Authorized Signature(s)

Name: EASEYWELL LIMITED

B.R.NO. (76731661)

商業登記証號碼：(76731661)

Confirmed and Accepted all the terms and conditions contained herein by the Landlord

業主確認及接受這合約內所有條款的約束

Tenant (租客)：

For and on behalf of
ZENSITIVE LIMITED
澔有限公司

Authorized Signature(s)

Name : ZENSITIVE LIMITED

B.R.NO. (73791373)

商業登記証號碼：(73791373)

Confirmed and Accepted all the terms and conditions contained herein by the Tenant

租客確認及接受這合約內所有條款的約束

Schedule I
附表一

The Premises : 物業	Unit B1 , 27/F , NCB Innovation Centre , No.888 Lai Chi Kok Road , Kowloon
The Landlord : 業主	EASYWELL LIMITED [redacted] BR NO.76731661 whose *address/registered office is situate at 其通訊地址 / 註冊地址為 Flat 5, 21/F Wang Lung Ind Bldg., 48-56 Wang Lung St., Tsuen Wan, N.T. 荃灣橫龍街48至56號宏龍工業大廈21樓5室
The Tenant : 租客	ZENSITIVE LIMITED [redacted] whose *address/registered office is situate at 其通訊地址 / 註冊地址為 Unit B9, 7/F, NCB Innovation Centre , No.888 Lai Chi Kok Road , Cheung Sha Wan ,HK
Rental Term : 租期	From 01 May 2025 To 30 Apr 2027 Two Years (both days inclusive) 由 01/05/2025 至 30/04/2027 兩年 (包括首尾兩天)
Rent : 租金	HK$30,810.00 per month (Exclusive Management Fee,Government Rates & Rent) 每月為港幣 HK$30,810.00 (不包括管理費,差餉及地租)
Security Deposit : 保証金	HK$61,620.00 (Inclusive 2 months rental) 港幣 61,620.00 (包括兩個月租金)
Remark:	簽約時一次性交一年租金及2個月按金

Schedule II
附表二

1. User 用途

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for ___Office___ purpose only. (P.S.- Please select one item : e.g. residential / commercial / office / shop / industrial)
租客除將該物業作 ___辦公室___ 用途外, 不可將該物業或其他任何部分作其他用途. (備註 - 請選一項 : 例如 : 住宅 / 商業 / 辦公室 / 商店 / 工業)

2. Miscellaneous Payments 雜項費用

a) The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term :-
租客在租期內負責下列費用 :

*(a) Management Fee 管理費	: (at current rate) (per month) (subject to revision from time to time) Tenant : (每月以現時金額為準) (將會不時調整)
*(b) Electric / Air-Conditioning Charges 電費/ 冷氣費	: (at current rate) (per month) (subject to revision from time to time) Tenant : (每月以現時金額為準) (將會不時調整)
*(c) Government Rates 差餉	: (subject to actual amount demanded by the Government) Tenant : (每季以政府實收者為準)
*(d) Government Rent 地租	: (subject to actual amount demanded by the Government) Tenant : (每季以政府實收者為準)

b) The Landlord shall be responsible for the following payments payable in respect of the Premises during the Term :-
業主在租期內負責下列費用 :

*(a) Management Fee 管理費	: (at current rate) (per month) (subject to revision from time to time) Nil : (每月以現時金額為準) (將會不時調整)
*(b) Electric / Air-Conditioning Charges 電費 / 冷氣費	: (at current rate) (per month) (subject to revision from time to time) NIL : (每月以現時金額為準) (將會不時調整)
*(c) Government Rates 差餉	: (subject to actual amount demanded by the Government) NIL : (每季以政府實收者為準)
*(d) Government Rent 地租	: (subject to actual amount demanded by the Government) NIL : (每季以政府實收者為準)

*delete where inapplicable
刪去不適用者

3. Rent Free Period 免租期

The Tenant shall be entitled to a rent-free period from the 01/03/2025 to 30/04/2025 (both days inclusive) provided that the Tenant shall be responsible for the charges of water, electricity, telephone and other outgoings payable in respect of Premises during such rent free period.The management fees, government rent and rates shall be paid by the Landlord.

租客可享有免租期 (由 01/03/2025 至 30/04/2025) (包括首尾兩天) 但租客仍需負責繳付免租期內一切 水, 電, 電話費用及其他一切雜費支出. 業主需負責繳付免租期內的管理費及差餉地租費用.

4. Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, the Tenant/Landlord shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than 2 months' written notice or by paying 2 months' Rent in lieu to the Landlord/Tenant provided that this Agreement shall not be terminated earlier that a date which shall be [24] months from the commencement date of Term (i.e., the Tenant shall rent the Premises for at lease [24] months).

儘管與前文不符, 租客/業主可給予業主/租客不少於 2 個月書面通知或 2 個月租金作代通知金提早解除此租約 ; 唯此租約的終止日期不得早於由租期開始日計 [24] 月(即租客最少要租用該物業 [24] 個月).

5. Others 其他

-- 見附件 1 頁

-- 租方需以銀行自動轉帳付每月租金到業主户口:-

Name of bank account holder: Easywell Limited

Bank Name: The HongKong and Shanghai Banking Corporation Limited

The Landlord Bank A/C Details:

Bank A/C Number : 040-561011-001

*** End*** *** 完結 ***

附件

業主： EASYWELL LIMITED

日期: 2025-02-25

租客： ZENSITIVE LIMITED

物業地址：OFFICE UNIT B1 ON 27th FLOOR NCB INNOVATION CENTRE
NO.888 LAI CHI KOK ROAD, KOWLOON

租約編號: NCB 27B1

業主承諾關於南商金融創新中心27樓 B1單位 ， 每月租金為港幣$30,810.00
是全包價 (即包括管理費 ， 差餉及地租) 。

租期由: 01/05/2025 至 30/04/2027 為兩年梗約 。

業主同意及簽署：

EASYWELL LIMITED

For and on behalf of
EASYWELL LIMITED
怡偉有限公司

Authorized Signature(s)

租客同意及簽署：

ZENSITIVE LIMITED

For and on behalf of
ZENSITIVE LIMITED
敏有限公司

Authorized Signature(s)